UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 13, 2007

                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)

           Maryland                   1-12002                 23-2715194
       (State or other               (Commission            (I.R.S. Employer
 jurisdiction of incorporation)      File Number)          Identification No.)


                             1311 Mamaroneck Avenue
                                    Suite 260
                          White Plains, New York 10605
               (Address of principal executive offices) (Zip Code)

                                 (914) 288-8100
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously reported on a Form 8-K filed on February 28, 2007, the Company, through Albee Development LLC, whose members are Acadia-P/A/T Albee LLC and CUIP Albee LLC, entered into an agreement for the purchase of the leasehold interest in The Gallery at Fulton Street and an adjacent parking garage in Brooklyn, New York. On June 13, 2007, Albee Development LLC acquired the leasehold interest for $115.0 million.







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    ACADIA REALTY TRUST
                                      (Registrant)


    Date: June 15, 2007             By: /s/ Michael Nelsen

                                    Name:   Michael Nelsen
                                    Title:  Senior Vice President
                                            and Chief Financial Officer